SCHEDULE 14A
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eBay Inc.
(Name of Registrant as Specified In Its Charter)

CARL C. ICAHN
ICAHN PARTNERS LP
ICAHN PARTNERS MASTER FUND LP
ICAHN ENTERPRISES G.P. INC.
ICAHN ENTERPRISES HOLDINGS L.P.
IPH GP LLC
ICAHN CAPITAL L.P.
ICAHN ONSHORE LP
ICAHN OFFSHORE LP
BECKTON CORP.
HIGH RIVER LIMITED PARTNERSHIP
HOPPER INVESTMENTS LLC
BARBERRY CORP.
DANIEL NINIVAGGI
JONATHAN CHRISTODORO
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On March 6, 2014, Carl C. Icahn issued the attached open letter to shareholders of eBay Inc.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE STOCKHOLDERS OF EBAY INC. WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF EBAY INC. AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE SCHEDULE 14A FILED BY CARL C. ICAHN WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 24, 2014 (THE “SCHEDULE 14A”). EXCEPT AS OTHERWISE DISCLOSED IN THE SCHEDULE 14A, THE PARTICIPANTS HAVE NO INTEREST IN EBAY INC. OTHER THAN THROUGH THE BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK OF EBAY INC. AS DISCLOSED IN THE SCHEDULE 14A.

FOR IMMEDIATE RELEASE

CARL ICAHN ON EBAY: “WE HAVE NOT YET BEGUN TO FIGHT”

New York, New York, March 6, 2014 – Today Carl C. Icahn released the following open letter to stockholders of eBay Inc.:

We are strongly encouraged by the results published yesterday of an investor survey conducted by Bernstein Research regarding our campaign to prove to eBay’s board of directors that stockholders are in favor of separating PayPal from the company.1 A majority of eBay owners responding to the survey said they believe that the composition of the board should change. 55% of the survey respondents said that the composition of eBay’s board should change, while 43% said that splitting PayPal from eBay is the right move to make. We are therefore naturally skeptical of recent articles reporting eBay CEO John Donahoe’s claims of widespread stockholder support for keeping the companies together.

While I find the Bernstein data points astounding in light of the fact that we have not yet even begun to formally reach out to our fellow eBay stockholders to make our case, I cannot say that I am particularly surprised at the level of apparent stockholder dissatisfaction with this board – especially in light of (among other things) –

•
what we believe was an epic blunder in which the board allowed an investor group which included director Marc Andreessen’s venture capital firm to capture the lion’s share of the enormous upside from Microsoft’s acquisition of Skype at the expense of eBay’s stockholders;

•
the fact that during Mr. Andreessen’s time on the eBay Board he has made investments in and actively advised, no less than five direct competitors of eBay (four of which are competitors of PayPal), including Boku (mobile payments platform), Coinbase (Bitcoin wallet), Dwolla (secure online money management), Jumio (online and mobile credit card payments) and Fab (design e-commerce); and

•
the fact that Board member Scott Cook, the founder of Intuit (which competes with PayPal) allegedly asked eBay not to recruit any Intuit employees, according to an ongoing Department of Justice investigation.

I am also not surprised that our spinoff proposal already seems from this survey to have so much support despite the fact that we have not yet even made public our full business rationale for the separation. What I see as some of the obvious potential benefits of a spinoff –

•	a spinoff of PayPal could eliminate the conglomerate discount that we believe the market has afforded eBay;

•	a spinoff could allow two separate management teams to focus more closely on the core businesses and make better strategic decisions regarding the long-term health of their respective companies;

•	an independent PayPal could provide an even more valuable currency for bolt-on acquisitions as PayPal strives to remain the market leader in mobile payments;

•	a spinoff of PayPal could provide a more compelling currency to attract top talent to the respective companies; and

•	separately, PayPal may be more able to facilitate strategic partnerships with companies that may now be reluctant to do so due to competitive concerns with eBay –

seem already to be apparent to many, many other eBay stockholders. Again, we are encouraged.

We are looking forward to the upcoming annual meeting, where stockholders will have an opportunity to vote on our precatory proposal and send a message to the board that PayPal should be separated from eBay NOW. Stockholders will also at that time have the power to vote out of office two members of eBay’s board of directors and replace them with our nominees, who we believe will be focused more on enhancing value for ALL eBay stockholders than on leveraging their relationships with eBay to benefit their outside personal investments.

Stockholders, please stay tuned. There is more to come – much more. Thank you for your continued support.

Sincerely,

Carl C. Icahn

Follow me on twitter: @Carl_C_Icahn

#notworldclass                                           #spinpaypalnow

Contact: Susan Gordon: (212) 702-4309

THIS LETTER INCLUDES INFORMATION BASED ON DATA FOUND IN FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INDEPENDENT INDUSTRY PUBLICATIONS AND OTHER SOURCES. ALTHOUGH WE BELIEVE THAT THE DATA IS RELIABLE, WE HAVE NOT SOUGHT, NOR HAVE WE RECEIVED, PERMISSION FROM ANY THIRD-PARTY TO INCLUDE THEIR INFORMATION IN THIS PRESENTATION. MANY OF THE STATEMENTS IN THIS PRESENTATION REFLECT OUR SUBJECTIVE BELIEF.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE STOCKHOLDERS OF EBAY INC. WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF EBAY INC. AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE SCHEDULE 14A FILED BY CARL C. ICAHN WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 24, 2014 (THE “SCHEDULE 14A”). EXCEPT AS OTHERWISE DISCLOSED IN THE SCHEDULE 14A, THE PARTICIPANTS HAVE NO INTEREST IN EBAY INC. OTHER THAN THROUGH THE BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK OF EBAY INC. AS DISCLOSED IN THE SCHEDULE 14A.

1 eBay: What Do Investors Think of Carl Icahn’s Proposals?, Bernstein Research, March 5, 2014.